Exhibit 10.41

PLEDGE AND SECURITY AGREEMENT

Dated as of January 25, 2018

between

ACCELERIZE INC.

as the Grantor,

and

BEEDIE INVESTMENTS LIMITED,

as the Secured Party

TABLE OF CONTENTS

(i)

(ii)

(iii)

LIST OF EXHIBITS

SCHEDULE I
Pledged Equity Interests (Section 3.1(d))

SCHEDULE II
Jurisdiction of Grantor under UCC 9-301, 9-307

SCHEDULE III
Patents and Patent Licenses

SCHEDULE IV
Trademarks and Trademark Licenses

SCHEDULE V
Copyrights and Copyright Licenses

EXHIBIT A
Patent Security Agreement

EXHIBIT B
Trademark Security Agreement

EXHIBIT C
Copyright Security Agreement

ANNEX I
Supplement to Pledge and Security Agreement

(iv)

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of January 25, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, this "Security Agreement"), is made by Accelerize Inc., a Delaware corporation (the "Grantor") (terms used in the preamble and the recitals have the definitions set forth in or incorporated by reference in Article I) in favor of Beedie Investments Limited, a corporation organized under the laws of the Province of British Columbia, Canada, (the "Secured Party").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated on or about the date hereof (as amended, restated, extended, supplemented or otherwise modified from time to time, the "(Credit Agreement"), between the Grantor and Secured Party, the Secured Party made commitments to extend credit to the Grantor;

WHEREAS, the Grantor has granted a first priority security interest in the Collateral (as defined below) to SaaS Capital Funding II, LLC, a Delaware limited liability company (the "Senior Creditor"), pursuant to the Loan and Security Agreement dated as of May 5, 2016, between the Grantor and the Senior Creditor (the "Senior Loan Agreement"), and the Loan Documents defined therein (such Loan Documents and the Senior Loan Agreement, as amended, modified, supplemented, restated or replaced from time to time, being referred to herein as the "Senior Loan Documents");

WHEREAS, the rights of the Secured Party and the Senior Creditor with respect to the Collateral are set forth in the Subordination Agreement dated on or about the date hereof between the Secured Party and the Senior Creditor (as amended, modified, supplemented, restated or replaced from time to time, the "Subordination Agreement");

WHEREAS, as a condition precedent to making and extending credit to the Grantor under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party to make and maintain the Credit Facility, the Grantor hereby makes the following representations and warranties to the Secured Party and agrees, for the benefit of the Secured Party, as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1     Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

"Collateral" is defined in Section 2.1.

"Collateral Account" is defined in clause (b) of Section 4.3.

"Computer Hardware and Software Collateral" means all of the Grantor's right, title and interest throughout the world in and to:

(a)     all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form;

(b)     all software programs (including source code, object code and all related applications and data files), designed for use on the computers and electronic data processing hardware described in clause (a) above;

(c)     all firmware associated therewith;

(d)     all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

(e)     all other rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

"Control Agreement" means an authenticated record in form and substance reasonably satisfactory to the Secured Party, that provides for the Secured Party to have "control" (as defined in the UCC) over certain Collateral.

"Copyright Collateral" means all of the Grantor's right, title and interest throughout the world in and to:

(a)     all copyrights, registered or unregistered and whether published or unpublished, now or hereafter in force including copyrights registered in the United States Copyright Office and corresponding offices in other countries of the world, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation and all extensions and renewals of the foregoing ("Copyrights"), including the Copyrights which are the subject of a registration or application referred to in Item A of Schedule V;

(b)     all express or implied Copyright licenses and other agreements for the grant by or to the Grantor of any right to use any items of the type referred to in clause (a) above (each a "Copyright License"), including each Copyright License referred to in Item B of Schedule V, to the extent permitted by any such Copyright License;

(c)     the right to sue for past, present and future infringements of any of the foregoing owned by the Grantor, and for breach or enforcement of any Copyright License; and

(d)     all Proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and Proceeds of infringement suits).

"Credit Facility" has the meaning provided in the Credit Agreement.

"Credit Agreement" is defined in the first recital.

"Discharge of Senior Debt" has the meaning provided in the Subordination Agreement.

"Distributions" has the meaning provided in the Credit Agreement.

"Equity Interest" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

"Event of Default" has the meaning provided in the Credit Agreement.

"Filing Statements" is defined in Section 3.7(b).

"General Intangibles" means all "general intangibles" and all "payment intangibles", each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

"Grantor" is defined in the preamble.

"Insolvency Proceeding" has the meaning provided in the Subordination Agreement.

"Intellectual Property" means Trademarks, Patents, Copyrights, Trade Secrets and all other similar types of intellectual property under any Law, statutory provision or common law doctrine in the United States or anywhere else in the world.

"Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

"Lender" has the meaning provided in the Credit Agreement.

"Loan Document" means "Credit Document" as defined in the Credit Agreement.

"Obligations" means the "Obligations" as defined in the Credit Agreement.

"Owned Intellectual Property Collateral" means all Intellectual Property that is owned by and used in the business of the Grantor that is (a) not licensed to the Grantor pursuant to a Trademark License, Patent License or Copyright License set forth in Schedules III, IV or V; and (b) not in the public domain.

"Patent Collateral" means all of the Grantor's right, title and interest throughout the world in and to:

(a)     inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and all reissues, divisionals, continuations, continuations−in−part, extensions, renewals and reexaminations of any of the foregoing ("Patents"), including each Patent and Patent application referred to in Item A of Schedule III;

(b)     all Patent licenses, and other agreements for the grant by or to the Grantor of any right to use any items of the type referred to in clause (a) above (each a "Patent License"), including each Patent License referred to in Item B of Schedule III, to the extent permitted by any such Patent License and all reissues, divisions, continuations, continuations-in-party, extensions, renewals and reexaminations of any of the foregoing;

(c)     the right to sue third parties for past, present and future infringements of any Patent or Patent application, and for breach or enforcement of any Patent License; and

(d)     all Proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and Proceeds of infringement suits).

"Permitted Liens" means all Permitted Encumbrances (as defined in the Credit Agreement).

"SEC" means the United States Securities and Exchange Commission.

"Secured Party" is defined in the preamble.

"Security Agreement" is defined in the preamble.

"Security Agreement Supplement" is defined in Section 7.6.

"Senior Debt" has the meaning provided in the Subordination Agreement.

"Senior Liens" means the liens, security interests and other encumbrances granted to the Senior Creditor pursuant to the Senior Loan Documents.

"Subsidiary" has the meaning provided in the Credit Agreement.

"Trademark Collateral" means all of the Grantor's right, title and interest throughout the world in and to:

(a) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and corresponding offices in other countries of the world, and all common law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as "Trademarks"), including those Trademarks referred to in Item A of Schedule IV;

(b)     all Trademark licenses and other agreements for the grant by or to the Grantor of any right to use any Trademark (each a "Trademark License"), including each Trademark License referred to in Item B of Schedule IV, to the extent permitted by any such Trademark License;

(c)     all of the goodwill of the business connected with the use of, and symbolized by the Trademarks described in clause (a) and, to the extent applicable, clause (b);

(d)     the right to sue third parties for past, present and future infringements or dilution of the Trademarks described in clause (a) and, to the extent applicable, clause (b) or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark License; and

(e)     all Proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and Proceeds of infringement suits).

"Trade Secrets Collateral" means all of the Grantor's right, title and interest throughout the world in and to:

(a)     all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know−how (collectively referred to as "Trade Secrets") obtained by or used in or contemplated at any time for use in the business of the Grantor, whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret;

(b)     all Trade Secret licenses and other agreements for the grant by or to the Grantor of any right to use any Trade Secret (each a "Trade Secret License") including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret License, to the extent permitted by any such Trade Secret License; and

(c)     all Proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and Proceeds of infringement suits).

"UCC" has the meaning provided in the Credit Agreement.

"U.S. Subsidiary" means a Subsidiary that is organized under the Laws of the United States or a jurisdiction within the United States.

SECTION 1.2     Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

SECTION 1.3   UCC Definitions. When used herein the terms Account, Certificated Securities, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Deposit Account, Document, Electronic Chattel Paper, Equipment, Goods, Instrument, Inventory, Investment Property, Letter−of−Credit Rights, Payment Intangibles, Proceeds, Promissory Notes, Securities Account, Security Entitlement, Supporting Obligations and Uncertificated Securities have the meaning provided in Division 8 or Division 9, as applicable, of the UCC. Letters of Credit has the meaning provided in Section 5102 of the UCC.

ARTICLE II
SECURITY INTEREST

SECTION 2.1     Grant of Security Interest. The Grantor hereby grants to the Secured Party a continuing security interest in all of the Grantor's right, title and interest in the following property, whether now or hereafter existing, owned or acquired by the Grantor, and wherever located, (collectively, the "Collateral"):

(a)     Accounts;

(b)     Chattel Paper;

(c)     Commercial Tort Claims listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);

(d)     Deposit Accounts;

(e)     Documents;

(f)     General Intangibles;

(g)     Goods;

(h)     Instruments;

(i)     Investment Property;

(j)     Intellectual Property Collateral and Computer Hardware and Software Collateral;

(k)     Letter−of−Credit Rights and Letters of Credit;

(l)     Supporting Obligations;

(m)     all books, records, writings, databases, computer programs, tapes, disks, related data, processing software (whether owned by the Grantor or in which it has an assignable interest), information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section or as are otherwise helpful in the collection or realization thereon;

(n)     all Proceeds, products, rents and profits of any and all of the foregoing and, to the extent not otherwise included, (i) all payments under insurance (whether or not the Secured Party is the loss payee thereof) and (ii) all tort claims; and

(o)     all other property and rights of every kind and description and interests therein.

Notwithstanding the foregoing, the term "Collateral" shall not include, and the grant of a security interest as provided hereunder shall not extend to:

(i)     any asset, (x) the granting of a security interest in which would be void or illegal under any applicable governmental Law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset, or (y) which contains a valid and enforceable prohibition on the creation of a security interest therein so long as such prohibition remains in effect and is valid notwithstanding Sections 9406 and 9408 of the UCC, including, without limitation, any governmental licenses or state or local franchises, charters and authorizations to the extent a security interest therein is prohibited by applicable law (after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law);

(ii)     any asset securing purchase money Funded Debt or other Funded Debt permitted under the Credit Agreement to the extent that the grant of other Encumbrances on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Encumbrance, (B) would result in the loss of use of such asset or (C) would permit the holder of such Encumbrance to terminate the Grantor's use of such asset, including, without limitation, any intent-to-use Trademark application prior to the filing of a "Statement of Use" or "Amendment to Allege Use" with respect thereto; and

(iii)     any other asset that the cost of obtaining a security interest or Lien thereon exceeds the practical benefit to the Secured Party afforded thereby, as reasonably agreed in writing by the Secured Party;

provided, however, that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal provisions referred to in clauses (i) through (iii) above shall no longer be applicable and to the extent severable, and shall attach immediately to any portion of an any asset not subject to the provisions specified in such clauses.

SECTION 2.2     Security for Obligations. This Security Agreement and the Collateral in which the Secured Party is granted a security interest hereunder by the Grantor to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations of the Grantor.

SECTION 2.3       Grantor Remains Liable. Anything herein to the contrary notwithstanding:

(a)     the Grantor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b)     the exercise by the Secured Party of any of its rights hereunder will not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c)     the Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.4     Distributions on Pledged Shares. Subject to the Subordination Agreement, in the event that any Distribution with respect to any Equity Interests pledged hereunder is permitted to be paid (in accordance with Section 8.03(o) of the Credit Agreement), such Distribution or payment may be paid directly to the Grantor. If any Distribution is made in contravention of Section 8.03(o) of the Credit Agreement, the Grantor, shall hold the same segregated and in trust for the Secured Party until paid to the Secured Party in accordance with Section 4.1.5.

SECTION 2.5     Security Interest Absolute, etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the later of the Maturity Date and the date all Obligations have been paid and performed in full (such date, the "Facility Termination Date"). All rights of the Secured Party and the security interests granted to the Secured Party hereunder, and all obligations of the Grantor hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:

(a)     any lack of validity, legality or enforceability of any Loan Document, any of the Obligation or any guarantee or right of offset with respect thereto at any time or from time to time held by the Secured Party;

(b)     the failure or omission of the Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Loan Party or any other Person, under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any guarantor of, or collateral securing, any Obligations;

(c)     any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal or any increase in the amount of any Obligations, by operation of law or otherwise; and to the fullest extent permitted by applicable Law, the Grantor waives any defense arising out of any such extension, compromise or renewal even though such extension, compromise or renewal may operate, pursuant to applicable Law, to impair or extinguish any right or remedy of the Grantor against any Collateral;

(d)     any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise and shall not be subject to (and the Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise and shall not be subject to (and the Grantor hereby waives any right to or claim of) any of the foregoing;

(e)     any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f)     [Reserved];

(g)     any rights and defenses that are or may become available to the Grantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, all of which are hereby expressly waived;

(h)     [Reserved];

(i)     [Reserved];

(j)     any addition, exchange or release of any collateral or of any Person that is (or will become) a grantor (including the Grantor hereunder) of the Obligations, or any surrender, release, invalidity, impairment or non−perfection of any collateral (or any security interest therein), or any amendment to or waiver or release of or addition to, or consent to or departure from, any other guaranty held by the Secured Party securing any of the Obligations;

(k)     any change in the corporate existence, structure or ownership of the Grantor or any other Person liable for any of the Obligations;

(l)     any Insolvency Proceeding affecting any Loan Party or its assets or any resulting release or discharge of any obligation of any Loan Party; or

(m)     any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Loan Party, any surety or any guarantor.

SECTION 2.6     Postponement of Subrogation. The Grantor agrees that it will not exercise any rights against another Loan Party which it may acquire by way of rights of subrogation under any Loan Document to which it is a party nor shall the Grantor seek or be entitled to seek any contribution or reimbursement from any Loan Party, in respect of any payment made under any Loan Document, in connection with any Collateral or otherwise, until following the Facility Termination Date. Subject to the Subordination Agreement, any amount paid to the Grantor on account of any such subrogation rights prior to the Facility Termination Date shall be held in trust for the benefit of the Secured Party and shall immediately be paid and turned over to the Secured Party in the exact form received by the Grantor (duly endorsed in favor of the Secured Party, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1; provided that if the Grantor has made payment to the Secured Party of all or any part of the Obligations and the Facility Termination Date has occurred, then at the Grantor's request, the Secured Party will, at the expense of the Grantor, execute and deliver to the Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Facility Termination Date, the Grantor shall refrain from taking any action or commencing any proceeding against any other Loan Party (or its successors or assigns, whether in connection with any Insolvency Proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to the Secured Party.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Party to enter into the Credit Agreement and make and maintain Credit Extensions thereunder, the Grantor represents and warrants to the Secured Party as set forth below.

SECTION 3.1     As to Equity Interests of the Grantor's Subsidiaries, Investment Property.

(a)        With respect to any Subsidiary of the Grantor that is:

(i)     a corporation, business trust, joint stock company or similar Person, all Equity Interests pledged hereunder issued by such Subsidiary are duly authorized and validly issued, fully paid and non−assessable (or equivalent thereof to the extent applicable in the jurisdiction in which Equity Interests are issued), and represented by a certificate;

(ii)     a limited liability company organized under the laws of any State of the United States, no Equity Interest pledged hereunder issued by such Subsidiary expressly provides that such Equity Interest is a security governed by Division 8 of the UCC; and

(iii)     a partnership or limited liability company, no Equity Interest pledged hereunder issued by such Subsidiary (A) is dealt in or traded on securities exchanges or in securities markets, or (B) is held in a Securities Account, except, with respect to this clause (a)(iii), Equity Interests (1) for which the Secured Party is the registered owner or (2) that are subject to a Control Agreement entered into by the Grantor, the Secured Party (or, prior to the Discharge of Senior Debt, the Senior Creditor), and the issuer of such Equity Interest.

(b)     The Grantor has delivered all Certificated Securities constituting Collateral held by the Grantor on the Closing Date to the Secured Party (or, prior to the Discharge of Senior Debt, the Senior Creditor), together with duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Secured Party or the Senior Creditor, as applicable.

(c)     With respect to Uncertificated Securities constituting Collateral (other than Uncertificated Securities credited to a Securities Account) owned by the Grantor, the Grantor has caused the issuer thereof either to (i) register the Secured Party (or, prior to the Discharge of Senior Debt, the Senior Creditor) as the registered owner of such security or (ii) agree in an authenticated record with the Grantor and the Secured Party (or, prior to the Discharge of Senior Debt, the Senior Creditor) that such issuer will comply with instructions with respect to such security originated by the Secured Party or the Senior Creditor, as applicable, without further consent of the Grantor.

(d)     The percentage of the issued and outstanding Equity Interests of each Subsidiary pledged by the Grantor hereunder is as set forth on Schedule I.

SECTION 3.2       Grantor Name, Location, etc.

(a)     The jurisdiction in which the Grantor is located for purposes of Sections 9−301 and 9−307 of the UCC is set forth in Item A of Schedule II.

(b)     Each location a secured party would have filed a UCC financing statement in the five years prior to the date hereof to perfect a security interest in Equipment, Inventory and General Intangibles owned by the Grantor is set forth in Item B of Schedule II.

(c)     The Grantor does not have any trade names other than those set forth in Item C of Schedule II hereto.

(d)     During the twelve months preceding the date hereof, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization or otherwise acquired assets outside of the ordinary course of business, except as set forth in Item D of Schedule II hereto.

(e)     The Grantor's state issued organizational identification number and federal taxpayer identification number is (and, during the four months preceding the date hereof, the Grantor has not had a federal taxpayer identification number different from that) set forth in Item E of Schedule II hereto.

(f)     The Grantor is not a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto.

(g)     The Grantor does not maintain any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

(h)     The Grantor is not the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II.

(i)     The Grantor has no Commercial Tort Claims in which a suit has been filed by the Grantor, except as set forth on Item I of Schedule II.

(j)     The name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of the Grantor.

(k)     The Grantor has used its best efforts to obtain a legal, valid and enforceable consent of each issuer of any Letter of Credit to the assignment of the Proceeds of such Letter of Credit to the Secured Party and the Grantor has not consented to, and is not otherwise aware of, any Person (other than the Secured Party pursuant hereto) having control (within the meaning of Section 9−107 of the UCC) over, or any other interest in any of the Grantor's rights in respect thereof.

SECTION 3.3     Ownership, No Liens, etc. The Grantor has rights in or the power to transfer the Collateral, and the Grantor owns its Collateral free and clear of any Lien, except for any security interest (a) in the case of the Equity Interests of each Subsidiary pledged hereunder, created by this Security Agreement, and, prior to the Discharge of Senior Debt, that is a Senior Lien, and (b) in all other Collateral (other than the Equity Interests of each Subsidiary pledged hereunder) that is a Permitted Lien or, prior to the Discharge of Senior Debt, a Senior Lien. No effective financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Secured Party relating to this Security Agreement, Senior Liens, Permitted Liens (but only in the case of Collateral other than the Equity Interests of each Subsidiary pledged hereunder) or as to which a duly authorized termination statement relating to such financing statement or other instrument has been delivered to the Secured Party on the Closing Date.

SECTION 3.4     Possession of Inventory, Control; etc.

(a)     Subject to the Subordination Agreement, the Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory, other than (i) Equipment and Inventory in transit in the ordinary course of business, (ii) Equipment and Inventory that is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with the Grantor) that has been notified of the security interest created in favor of the Secured Party pursuant to this Security Agreement, and on or prior to the Closing Date, or such later date as the Secured Party shall agree, has authenticated a record acknowledging that it holds possession of such Collateral for the Secured Party's benefit and waives any Lien held by it against such Collateral, and (iii) Instruments or Promissory Notes that have been delivered to the Secured Party pursuant to Section 3.5. In the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (ii) issued any Document for any such Equipment or Inventory, (iii) received notification of any secured party's interest (other than the security interest granted hereunder) in any such Equipment or Inventory or (iv) any Lien on any such Equipment or Inventory.

(b)     The Grantor is the sole entitlement holder of its Securities Accounts and Commodities Accounts and no other Person (other than the Secured Party pursuant to this Security Agreement, any other Person with respect to Permitted Liens, and the Senior Creditor) has control or possession of, or any other interest in, any of such accounts or any other securities or property credited thereto.

SECTION 3.5     Negotiable Documents, Instruments and Chattel Paper. The Grantor has delivered to the Secured Party or the Senior Creditor possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper constituting Collateral and owned or held by the Grantor on the Closing Date duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Secured Party.

SECTION 3.6       Intellectual Property Collateral.

(a)         In respect of the Intellectual Property Collateral:

(i)      set forth in Item A of Schedule III hereto is a complete and accurate list of all issued and applied−for Patents owned by the Grantor, including those that have been issued by or are on file with the United States Patent and Trademark Office or corresponding offices in other countries of the world, and set forth in Item B of Schedule III hereto is a complete and accurate list of all Patent Licenses;

(ii)      set forth in Item A of Schedule IV hereto is a complete and accurate list all registered and applied−for Trademarks owned by the Grantor, including those that are registered, or for which an application for registration has been made, with the United States Patent and Trademark Office or corresponding offices in other countries of the world, and set forth in Item B of Schedule IV hereto is a complete and accurate list all Trademark Licenses; and

(iii)     set forth in Item A of Schedule V hereto is a complete and accurate list of all registered and applied−for Copyrights owned by the Grantor, including those that are registered, or for which an application for registration has been made, with the United States Copyright Office or corresponding offices in other countries of the world, and set forth in Item B of Schedule V hereto is a complete and accurate list of all Copyright Licenses, including an indication of which of those Copyright Licenses are exclusive licenses granted to the Grantor in respect of any Copyright that is registered with the United States Copyright Office.

(b)         Except as disclosed on Schedules III through V, or otherwise disclosed to the Secured Party, in respect of the Grantor:

(i)      to the best of the Grantor's knowledge after due and diligent investigation and inquiry, the Owned Intellectual Property Collateral is valid, subsisting, unexpired and enforceable and has not been abandoned or adjudged invalid or unenforceable, in whole or in part;

(ii)      the Grantor is the sole and exclusive owner of the entire right, title and interest in and to the Owned Intellectual Property Collateral (subject to Permitted Liens), and no claim has been made that the Grantor is or may be, in conflict with, infringing, misappropriating, diluting, misusing or otherwise violating any of the rights of any third party or that challenges the ownership, use, protectability, registerability, validity, enforceability of any Owned Intellectual Property Collateral or, to the Grantor's knowledge, any other Intellectual Property Collateral and, to the Grantor's knowledge, there is no valid basis for any such claims;

(iii)     the Grantor has made all filings and recordations that it has reasonably deemed appropriate to protect its interest in any Owned Intellectual Property Collateral that is material to the business of the Grantor, including recordations of all of its interests in the Patent Collateral, the Trademark Collateral and the Copyright Collateral in the United States Patent and Trademark Office, the United States Copyright Office and corresponding offices in other countries of the world, as appropriate;

(iv)     the Grantor has taken all reasonable steps to safeguard its Trade Secrets and to its knowledge (A) none of the Trade Secrets of the Grantor has been used, divulged, disclosed or appropriated for the benefit of any other Person other than the Grantor; (B) no employee, independent contractor or agent of the Grantor has misappropriated any Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of the Grantor; and (C) no employee, independent contractor or agent of the Grantor is in default or breach of any term of any employment agreement, non−disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of the Grantor's Intellectual Property Collateral;

(v)      no action by the Grantor is currently pending which asserts that any third party is infringing, misappropriating, diluting, misusing or voiding any Owned Intellectual Property Collateral and, to the Grantor's knowledge, no third party is infringing upon, misappropriating, diluting, misusing or voiding any Intellectual Property owned or used by the Grantor in any material respect, or any of its respective licensees;

(vi)      no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by the Grantor or to which the Grantor is bound that adversely affects its rights to own or use any Intellectual Property Collateral;

(vii)     except for the Permitted Liens and Senior Liens, the Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property Collateral for purposes of granting a security interest or as collateral that has not been terminated or released;

(viii)    the Grantor has executed and delivered to the Secured Party, Intellectual Property Collateral security agreements for all Copyrights, Patents and Trademarks owned by the Grantor, including all Copyrights, Patents and Trademarks on Schedules III, IV or V (as such schedules may be amended or supplemented from time to time);

(ix)     [Reserved];

(x)      the consummation of the transactions contemplated by the Loan Documents will not result in the termination or material impairment of any of the Intellectual Property Collateral;

(xi)     all employees, independent contractors and agents who have contributed to the creation or development of any Owned Intellectual Property Collateral have been a party to an enforceable "work for hire" and assignment agreement with the Grantor in accordance with applicable Laws, according and granting exclusive ownership of such Owned Intellectual Property Collateral to the Grantor; and

(xii)     the Grantor owns directly or is entitled to use by license or otherwise, all Intellectual Property used in, reasonably necessary for or material to the conduct of the Grantor's business.

SECTION 3.7       Validity, etc.

(a)      This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations.

(b)      Subject to the Subordination Agreement, the Grantor has filed or caused to be filed all UCC−1 financing statements in the filing office for the Grantor's jurisdiction of organization listed in Item A of Schedule II (collectively, the "Filing Statements") (or has authenticated and delivered to the Secured Party the Filing Statements suitable for filing in such offices) and has taken all other:

(i)      actions necessary to obtain control of the Collateral as provided in Sections 9−104, 9−105, 9−106 and 9−107 of the UCC, provided that entering into and delivering any Control Agreement shall be deemed reasonably necessary; and

(ii)     actions reasonably necessary to perfect the Secured Party's security interest with respect to any Collateral evidenced by a certificate of ownership.

(c)      Upon the filing of the Filing Statements with the appropriate agencies therefor the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Filing Statements in favor of the Secured Party to the extent that a security interest therein may be perfected by filing pursuant to the relevant UCC, prior to all other Liens, except for Senior Liens (in which case such security interest shall be second in priority of right to the Senior Liens only until the Discharge of Senior Debt) and Permitted Liens that are senior by operation of Law (in which case such security interest shall be second in priority of right only to such Permitted Liens until the obligations secured by such Permitted Liens have been satisfied).

SECTION 3.8     Authorization, Approval, etc. Subject to the Subordination Agreement, except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required:

(a)     for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor;

(b)     for the perfection or maintenance of the security interests hereunder including the second priority (until the Discharge of Senior Debt) or first priority (subject to Permitted Liens that are senior by operation of Law (in which case such security interest shall be second in priority of right to such Permitted Liens only until the obligations secured by such Permitted Liens have been satisfied)) nature of such security interest, as applicable (except with respect to the Filing Statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the United States Patent and Trademark Office or the United States Copyright Office) or the exercise by the Secured Party of its rights and remedies hereunder; or

(c)     for the exercise by the Secured Party of the voting or other rights provided for in this Security Agreement, except (i) with respect to any securities issued by a Subsidiary of the Grantor, as may be required in connection with a disposition of such securities by Laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any "change of control" or similar filings required by state licensing agencies.

ARTICLE IV
COVENANTS

The Grantor covenants and agrees that, until following the Facility Termination Date, the Grantor will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1       As to Investment Property; Deposit Accounts, etc.

4.1.1       Equity Interests of the Grantor's Subsidiaries. The Grantor will not allow any of its Subsidiaries:

(a)     that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities;

(b)     that is a partnership or limited liability company, to (i) issue Equity Interests that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organization Documents that its Equity Interests are securities governed by Division 8 of the UCC, or (iii) place such Subsidiary's Equity Interests in a Securities Account, except, with respect to this clause (b), Equity Interests (1) for which the Secured Party is the registered owner or (2) that are subject to a Control Agreement entered into by the Grantor, the Secured Party and/or, prior to the Discharge of Senior Debt, the Senior Creditor, and the issuer of such Equity Interests; and

(c)     to issue Equity Interests in addition to or in substitution for the Equity Interests pledged hereunder, except to the Grantor (and, subject to the Subordination Agreement, such Equity Interests are promptly pledged and delivered to the Secured Party pursuant to the terms of this Security Agreement).

4.1.2       Certificated and Uncertificated Securities.

(a)     Subject to the Subordination Agreement, the Grantor will deliver all Certificated Securities that constitute Collateral owned or held by the Grantor to the Secured Party, together with duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Secured Party.

(b)     Subject to the Subordination Agreement, the Grantor will cause the issuer of any and all Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property and Collateral owned or held by the Grantor, to either (i) register the Secured Party as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Secured Party's instructions with respect to such Uncertificated Securities without further consent by the Grantor.

4.1.3     Deposit Accounts, Securities Accounts and Commodities Accounts. Subject to the Subordination Agreement, the Grantor will:

(a)     maintain all of its Deposit Accounts only with a depositary institution that has entered into a Control Agreement in favor of the Secured Party; provided that the Grantor shall not be required to enter into and deliver Control Agreements for any account maintained exclusively for the purpose of payroll, 401(k) and other retirement plans and employee benefits and healthcare benefits; and

(b)     cause the intermediary maintaining any Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by the Grantor, to execute a Control Agreement relating to such Investment Property.

4.1.4     Negotiable Documents, Instruments and Chattel Paper. Subject to the Subordination Agreement, the Grantor agrees that it will, promptly following receipt thereof, deliver to the Secured Party possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Closing Date duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Secured Party. Grantor shall not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper reasonably acceptable to the Secured Party indicating that the Secured Party has a security interest in such Chattel Paper.

4.1.5     Distributions; Voting Rights; etc. Subject to the Subordination Agreement, the Grantor agrees promptly upon receipt of notice of the occurrence of an Event of Default from the Secured Party and without any request therefor by the Secured Party, so long as such Event of Default is continuing:

(a)     to deliver (properly endorsed where required hereby or requested by the Secured Party) to the Secured Party all Distributions with respect to Investment Property that is Collateral, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by the Grantor, all of which shall be held by the Secured Party as additional Collateral; and

(b)     with respect to Collateral consisting of general partner interests or limited liability company interests;

(i)       to promptly modify its Organization Documents to admit the Secured Party as a general partner or member, as applicable;

(ii)      so long as the Secured Party has notified the Grantor of the Secured Party's intention to exercise its voting power under this clause, that the Secured Party may exercise (to the exclusion of the Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and the Grantor hereby grants the Secured Party an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

(iii)     to promptly deliver to the Secured Party such additional proxies and other documents as may be reasonably necessary to allow the Secured Party to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by the Grantor, but which the Grantor is then obligated to deliver to the Secured Party, shall, until delivery to the Secured Party, be held by the Grantor separate and apart from its other property in trust for the Secured Party. The Secured Party agrees that unless an Event of Default shall have occurred and be continuing and the Secured Party shall have given the notice referred to in this Section 4.1.5, the Grantor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Secured Party will, upon the written request of the Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Grantor which are necessary to allow the Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Grantor that would impair the value of any such Collateral or be inconsistent with or violate any provision of any Loan Document.

4.1.6     Continuous Pledge. Subject to the Subordination Agreement, the Grantor will at all times keep pledged to the Secured Party pursuant hereto, on a second−priority (prior to the Discharge of Senior Debt), or first priority (following the Discharge of Senior Debt, but subject in either case to Permitted Liens that are senior by operation of Law (in which case such security interest shall be second in priority of right to such Permitted Liens only until the obligations secured by such Permitted Liens have been satisfied)), perfected basis all Investment Property, all Distributions with respect thereto, all Payment Intangibles to the extent they are evidenced by a Document, Instrument, Promissory Note or Chattel Paper, and all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to the Grantor in respect of any of the foregoing Collateral.

SECTION 4.2     Change of Name, etc. Grantor will not change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days' prior written notice to the Secured Party.

SECTION 4.3       As to Accounts.

(a)     The Grantor shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.

(b)     Subject to the Subordination Agreement, upon (i) the occurrence and during the continuance of an Event of Default and (ii) the delivery of written notice (unless an Event of Default under Section 9.1(e) or 9.1(f) of the Credit Agreement shall have occurred, in which case, no such notice shall be required) by the Secured Party to the Grantor, all Proceeds of Collateral received by the Secured Party (together with any other Accounts pursuant to which any portion of the Collateral is deposited with the Secured Party, the "Collateral Accounts"), and the Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Secured Party until delivery thereof is made to the Secured Party.

(c)     Subject to the Subordination Agreement, following the delivery of notice pursuant to clause (b)(ii), the Secured Party shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable.

(d)     Subject to the Subordination Agreement, with respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account shall be subject to a security interest as contemplated hereby, (ii)  such Collateral Account shall be under the control of the Secured Party and (iii) after an Event of Default the Secured Party shall have the sole right of withdrawal over such Collateral Account.

(e)     Subject to the Subordination Agreement, the Secured Party will make available to the Grantor all amounts in any Collateral Account under the Secured Party's control upon the request of the Grantor, so long as no Event of Default has occurred and is then continuing (as certified by the Grantor to the Secured Party).

SECTION 4.4       As to the Grantor's Use of Collateral.

(a)     Subject to clause (b), the Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Secured Party may request following the occurrence and during the continuance of an Event of Default or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral.

(b)     Subject to the Subordination Agreement, at any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Obligations, the Secured Party may (i) revoke any or all of the rights of the Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

(c)     Subject to the Subordination Agreement, upon the request of the Secured Party following the occurrence and during the continuance of an Event of Default, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder.

(d)     Subject to the Subordination Agreement, at any time following the occurrence and during the continuation of an Event of Default, the Secured Party may endorse, in the name of the Grantor, any item, howsoever received by the Secured Party, representing any payment on or other Proceeds of any of the Collateral.

(e)     Grantor shall not take or omit to take any action the taking or the omission of which would result in any impairment in the collectability of, or any other material impairment or alteration of, any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as otherwise provided in this Section 4.4.

SECTION 4.5     As to Intellectual Property Collateral. Subject to the Subordination Agreement, the Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of the Grantor:

(a)     the Grantor shall not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) itself or permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain the Trademark Collateral in full force free from any claim of abandonment for non−use, (B) fail to maintain as in the past the quality of products and services offered under the Trademark Collateral, (C) fail to employ the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, unless rights in such Trademark Collateral inure solely to the Grantor and do not infringe or weaken the validity or enforceability of any of the Intellectual Property Collateral or (E) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), the Grantor shall reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to the Grantor, and the loss of such Intellectual Property Collateral would not have a Material Adverse Effect on the business;

(b)     the Grantor shall promptly notify the Secured Party if it knows, or reasonably suspects, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

(c)     the Grantor shall inform the Secured Party (i) concurrently with the delivery of the Compliance Certificate by the Grantor with respect to the fiscal quarters ending June and December, of the Grantor or any of its agents, employees, designees or licensees filing an application with the United States Patent and Trademark Office or corresponding offices in other countries of the world with respect to the registration of any Patent or any Trademark or (ii) of the Grantor receiving, as owner or exclusive licensee, (A) within fifteen (15) days thereafter with respect to a material Copyright registration or (B) within thirty (30) days after the end of each fiscal year with respect to any other Copyright registration with the United States Copyright Office or corresponding offices in other countries of the world, and upon request of the Secured Party, promptly execute and deliver a Trademark Security Agreement, Patent Security Agreement, and Copyright Security Agreement substantially in the form set forth as Exhibits A, B and C hereto, respectively, and other documents as the Secured Party may reasonably request to evidence the Secured Party's security interest in such Intellectual Property Collateral;

(d)     the Grantor shall take all reasonably necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office and corresponding offices in other countries of the world, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or (b)); and

(e)     the Grantor shall (i) execute and deliver to the Secured Party a Patent Security Agreement or a Trademark Security Agreement in the form of Exhibit A and Exhibit B, as applicable, concurrently with the delivery of the Compliance Certificate by the Grantor with respect to fiscal quarters ending June and December with respect to any Patent or any Trademark and (ii) execute and deliver to the Secured Party a Copyright Security Agreement in the form of Exhibit C (A) promptly, but within fifteen (15) days, after it obtains an ownership interest or an exclusive license in any material Copyright and (B) within thirty (30) days after the end of each fiscal year if it obtains an ownership interest or an exclusive license in any other Copyright, and, in each case, the Grantor shall execute and deliver to the Secured Party any other document required to acknowledge or register, record or perfect the Secured Party's interest in any part of such item of Intellectual Property unless the Grantor shall determine in good faith using its commercially reasonable business judgment (with the consent of the Secured Party) that any such Intellectual Property is not material and is of negligible economic value to the Grantor.

SECTION 4.6     As to Letter−of−Credit Rights.

(a)     The Grantor, by granting a security interest in its Letter−of−Credit Rights to the Secured Party, intends to (and hereby does) collaterally assign to the Secured Party its rights (including its contingent rights ) to the Proceeds of all Letter−of−Credit Rights of which it is or hereafter becomes a beneficiary or assignee of the Secured Party. Subject to the Subordination Agreement, the Grantor will promptly use its best efforts to cause the issuer of each letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the Proceeds thereof in a consent agreement in form and substance satisfactory to the Secured Party and deliver written evidence of such consent to the Secured Party.

(b)     Subject to the Subordination Agreement, upon the occurrence and during the continuance of an Event of Default, the Grantor will, promptly upon request by the Secured Party, (i) notify (and the Grantor hereby authorizes the Secured Party to notify) the issuer and each nominated person with respect to each of the letters of credit issued in favor of the Grantor that the Proceeds thereof have been assigned to the Secured Party hereunder and any payments due or to become due in respect thereof are to be made directly to the Secured Party and (ii) arrange for the Secured Party to become the transferee beneficiary of such letter of credit.

SECTION 4.7     As to Commercial Tort Claims. Subject to the Subordination Agreement, the Grantor covenants and agrees that, until the Facility Termination Date, with respect to any Commercial Tort Claim hereafter arising, it shall deliver to the Secured Party a supplement in form and substance reasonably satisfactory to the Secured Party, together with all supplements to schedules thereto identifying such new Commercial Tort Claims and take all such action reasonably requested by the Secured Party to grant to the Secured Party and perfect a security interest in such Commercial Tort Claim.

SECTION 4.8     Electronic Chattel Paper and Transferable Records. Subject to the Subordination Agreement, if the Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Grantor shall promptly notify the Secured Party thereof and, at the request of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control under Section 9−105 of the UCC of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with the Grantor that the Secured Party will arrange, pursuant to procedures reasonably satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party's loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9−105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Grantor with respect to such electronic chattel paper or transferable record.

SECTION 4.9     Further Assurances, etc. The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or that the Secured Party may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, and subject to the Subordination Agreement, the Grantor will:

(a)     from time to time upon the request of the Secured Party, promptly deliver to the Secured Party such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Secured Party, with respect to such Collateral as the Secured Party may reasonably request and will, from time to time upon the request of the Secured Party, after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Secured Party;

(b)     file (and hereby authorizes the Secured Party to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be reasonably necessary or that the Secured Party may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Secured Party hereby; and

(c)     furnish to the Secured Party, from time to time at the Secured Party's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, and subject to the Subordination Agreement, the Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral; and to make all relevant filings with the United States Patent and Trademark Office, the United States Copyright Office and corresponding offices in other countries of the world in respect of the Intellectual Property Collateral. The Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by Law. The Grantor hereby authorizes the Secured Party to file financing statements describing as the collateral covered thereby "all of the debtor's personal property or assets" or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

SECTION 4.10     Delivery of Collateral to Senior Creditor. On or prior to the Closing Date, the Grantor shall deliver to the Senior Creditor share certificates for the Subsidiaries listed on Schedule I together with stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Senior Creditor and such other instruments and documents as the Senior Creditor may reasonably request.

SECTION 4.11     Security for Senior Debt. In the event the Grantor shall grant to the Senior Creditor any additional security interest in any personal property to secure any Senior Debt, the Grantor shall concurrently grant a security interest in such personal property to the Secured Party as security for the Obligations. In the event the Grantor undertakes any actions to perfect or protect any liens on any personal property pledged in connection with the Senior Loan Documents, then, subject to the Subordination Agreement, the Grantor shall also at the same time undertake such actions with respect to such personal property for the benefit of the Secured Party without the request of the Secured Party. For the avoidance of doubt, the foregoing shall not apply to any additional security interest in real property granted to secure the Senior Debt.

ARTICLE V
THE SECURED PARTY

SECTION 5.1     Secured Party Appointed Attorney−in−Fact. The Grantor hereby irrevocably appoints the Secured Party its attorney−in−fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Secured Party's discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

(a)     to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)     to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above;

(c)     to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral; and

(d)     to perform the affirmative obligations of the Grantor hereunder.

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

SECTION 5.2     Secured Party Has No Duty. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or responsibility for:

(a)     ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Secured Party has or is deemed to have knowledge of such matters; or

(b)     taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.3     Reasonable Care. The Secured Party is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of (a) any of the Collateral in its physical possession, if it handles the custody and preservation of the Collateral in the same manner as it deals with similar property for its own account and (b) any other Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Secured Party to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VI
REMEDIES

SECTION 6.1       Certain Remedies. Subject to the Subordination Agreement, if any Event of Default shall have occurred and be continuing:

(a)     The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:

(i)       take possession of any Collateral not already in its possession without demand and without legal process;

(ii)      require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties;

(iii)     enter onto the property where any Collateral is located and take possession thereof without demand and without legal process; and

(iv)     deliver any notice of exclusive control under any Control Agreement.

(b)     Without notice except as specified below, the Secured Party may lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by Law, at least ten days' prior written notice (unless an Event of Default pursuant to clause (f) of the definition thereof shall have occurred, in which case, no such notice shall be required) to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c)     All cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Secured Party as determined by the Secured Party in its sole discretion.

(d)        The Secured Party may:

(i)       transfer all or any part of the Collateral into the name of the Secured Party or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder;

(ii)      notify the parties obligated on any of the Collateral to make payment to the Secured Party of any amount due or to become due thereunder;

(iii)     withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account;

(iv)     enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(v)      endorse any checks, drafts, or other writings in the Grantor's name to allow collection of the Collateral;

(vi)     take control of any Proceeds of the Collateral; and

(vii)    execute (in the name, place and stead of the Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

(e)        Without limiting the foregoing, in respect of the Intellectual Property Collateral:

(i)       upon the request of the Secured Party, the Grantor shall execute and deliver to the Secured Party an assignment or assignments of the Intellectual Property Collateral, subject (in the case of any licenses thereunder) to any valid and enforceable requirements to obtain consents from any third parties, and such other documents as are necessary or appropriate to carry out the intent and purposes hereof;

(ii)      the Grantor agrees that the Secured Party may file applications and maintain registrations for the protection of the Intellectual Property Collateral and/or bring suit in the name of the Grantor, the Secured Party to enforce the Intellectual Property Collateral and any licenses thereunder and, upon the request of the Secured Party, the Grantor shall use all commercially reasonable efforts to assist with such filing or enforcement (including the execution of relevant documents); and

(iii)     in the event that the Secured Party elects not to make any filing or bring any suit as set forth in clause (ii), the Grantor shall, upon the request of Secured Party, use all commercially reasonable efforts, whether through making appropriate filings or bringing suit or otherwise, to protect, enforce and prevent the infringement, misappropriation, dilution, unauthorized use or other violation of the Intellectual Property Collateral.

Notwithstanding the foregoing provisions of this Section 6.1, for the purposes of this Section 6.1, "Collateral" and "Intellectual Property Collateral" shall include any "intent to use" trademark application only to the extent (i) that the business of the Grantor, or portion thereof, to which that mark pertains is also included in the Collateral and (ii) that such business is ongoing and existing.

SECTION 6.2     [Reserved].

SECTION 6.3     Compliance with Restrictions. The Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and the Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable nor accountable to the Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4     Protection of Collateral. Subject to the Subordination Agreement, the Secured Party may from time to time, at its option, (a) perform any act required under this Agreement or otherwise necessary to carry out the intent and purpose of this Agreement which the Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and (b) take any other action which the Secured Party deems reasonably necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein and, in each case, the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor pursuant to and consistent with Section 10.11 of the Credit Agreement.

ARTICLE VII
MISCELLANEOUS PROVISIONS

SECTION 7.1     Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article 10 thereof. To the extent of any conflict between the terms contained in this Security Agreement and the terms contained in the Credit Agreement, the terms of the Credit Agreement shall control.

SECTION 7.2     Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Facility Termination Date has occurred, shall be binding upon the Grantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Secured Party and its successors, transferees and assigns; provided that the Grantor may not (unless otherwise permitted under the terms of the Credit Agreement or this Security Agreement) assign any of its obligations hereunder without the prior written consent of the Secured Party.

SECTION 7.3     Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by the Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and the Grantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4     Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre−paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

SECTION 7.5     Release of Liens. Upon (a) the disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Facility Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)), without delivery of any instrument or performance of any act by any party. Upon the occurrence of the Facility Termination Date, this Agreement and all obligations of the Grantor hereunder shall automatically terminate without delivery of any instrument or performance of any act by any party. Upon the consummation of any transaction or termination permitted by the Credit Agreement, the Secured Party will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Secured Party hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 7.6     Additional Grantor. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto (the "Security Agreement Supplement"), such Person shall become a "Grantor" hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a "Grantor" hereunder. Upon the execution and delivery of any Person other than a Grantor hereunder of a security agreement or supplement thereto granting a security interest in such Person's property to the Senior Creditor to secure the Senior Debt, the Grantor will cause such Person to execute and deliver a Security Agreement Supplement to the Secured Party and shall become a Grantor hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of the Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

SECTION 7.7     No Waiver; Remedies. In addition to, and not in limitation of Section 2.4, no failure on the part of the Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided and under each other Loan Document are cumulative and not exclusive of any remedies provided by Law.

SECTION 7.8     Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions thereof.

SECTION 7.9     Severability. If any provision of this Security Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Security Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.10 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

(b)     SUBMISSION TO JURISDICTION. THE GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA SITTING IN LOS ANGELES COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE CENTRAL DISTRICT OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)     WAIVER OF VENUE. THE GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)     SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN ARTICLE 10 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 7.11 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.12     California Judicial Reference. If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a "provisional remedy" as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court, and (b) without limiting the generality of Section 10.04, the Grantor shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding.

SECTION 7.13     Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Security Agreement.

SECTION 7.14     Security Agreements. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Secured Party, the Grantor and the Secured Party hereby agree that the terms and provisions of this Security Agreement in respect of any Collateral subject to the pledge or other Lien of any other Security Agreement (as defined in the Credit Agreement) are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Secured Party under such other Security Agreement (as defined in the Credit Agreement) and under applicable Law to the extent consistent with applicable Law; provided that, in the event that the terms of this Security Agreement conflict or are inconsistent with the applicable other Security Agreement (as defined in the Credit Agreement) or applicable Law governing such other Security Agreement (as defined in the Credit Agreement), (a) to the extent that the provisions of such other Security Agreement (as defined in the Credit Agreement) or applicable foreign Law are, under applicable foreign Law, necessary for the creation, perfection or priority of the security interests in the Collateral subject to such foreign pledge agreement, the terms of such other Security Agreement (as defined in the Credit Agreement) or such applicable Law shall be controlling and (b) otherwise, the terms hereof shall be controlling.

SECTION 7.15     Subordination Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Secured Party pursuant to this Security Agreement and the exercise of any right or remedy by the Secured Party hereunder are subject to the provisions of the Subordination Agreement. In the event of any conflict between the terms of the Subordination Agreement and this Security Agreement, the terms of the Subordination Agreement shall control.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Pledge and Security Agreement to be duly executed and delivered by its Responsible Officer as of the date first written above.

ACCELERIZE INC., as the Grantor By: /s/ Brian Ross Name: Brian Ross Title: CEO

 Signature Page to Pledge and Security Agreement

BEEDIE INVESTMENTS LIMITED, as the Secured Party By: /s/ Ryan Beedie Name: Ryan Beedie Title: President

Signature Page to Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Pledged Equity Interests (Section 3.1(d))

None

Schedule I

*SCHEDULE II
to Security Agreement

Item A (Section 3.2(a)) (jurisdiction of Grantor under UCC 9-301, 9-307) (current)

Delaware

Item B (Section 3.2(b)) (prior 5 years)

Delaware

Item C (Section 3.2(c)) (trade names)

Cake and Cake Marketing

Item D (Section 3.2(d)) (other names)

No mergers, reorganizations, etc. in the last 12 months.

Item E (Section 3.2(e)) (organizational number)

California Entity ID No.:                             2861653

Delaware Organizational ID No.:               4067019

Federal Tax ID No.:                        20-3858769

Item F (Section 3.2(f)) (governmental contracts)

None

Item G (Section 3.2(g)) (deposit accounts, commodity accounts, securities accounts)

Item H (Section 3.2(h)) (Letters of Credit)

None

Item I (Section 3.2(i)) (Commercial Tort Claims)

None

*The Grantor hereby agrees to furnish a supplemental copy of any omitted schedule to the Secured Party upon request.

Schedule II

*SCHEDULE III
to Security Agreement

Item A (Section 3.6) (Patents)

Tuple-Based Method for Data Encoding and Prediction for Sequential Date (Application # 62/537,333)

Non-Converting Publisher Attribution Weighting And Analytics Server And Method (Application # 15262011)

Item B (Section 3.6) (Patent Licenses)

None

*The Grantor hereby agrees to furnish a supplemental copy of any omitted schedule to the Secured Party upon request.

Schedule III

*SCHEDULE IV
to Security Agreement

Item A (Section 3.6) (Trademarks)

Cake Design for software as a service (SAAS) services featuring software for marketing campaign management and tracking for others for use in the field of marketing (Registration No. 4,225,522)

Item B (Section 3.6) (Trademark Licenses)

None

*The Grantor hereby agrees to furnish a supplemental copy of any omitted schedule to the Secured Party upon request.

Schedule IV

*SCHEDULE V
to Security Agreement

Item A (Section 3.6) (Copyrights)

None

Item B (Section 3.6) (Copyright Licenses)

None

*The Grantor hereby agrees to furnish a supplemental copy of any omitted schedule to the Secured Party upon request.

Schedule V

EXHIBIT A
to Security Agreement

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of January 25, 2018 (this "Agreement"), is made by ACCELERIZE INC., a Delaware corporation (the "Grantor"), in favor of BEEDIE INVESTMENTS LIMITED, a corporation organized under the laws of the Province of British Columbia, Canada (together with its successor(s) thereto, the "Secured Party").

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of January 25, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Grantor and the Secured Party, the Secured Party has made commitments to extend credit to the Grantor;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of January 25, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Security Agreement");

WHEREAS, pursuant to the Credit Agreement and pursuant to Section 4.5(e) of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Secured Party a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Party, as follows:

SECTION 1.     Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2.     Grant of Security Interest. The Grantor hereby grants to the Secured Party a continuing security interest in all of the Grantor's right, title and interest throughout the world, whether now or hereafter existing or acquired by the Grantor, in and to the following ("Patent Collateral"):

(a)     inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing, including all reissues, divisionals, continuations, continuations−in−part, extensions, renewals and reexaminations of any of the foregoing ("Patents"), including each Patent and Patent application referred to in Item A of Schedule I;

(b)     all Patent licenses, and other agreements for the grant by or to the Grantor of any right to use any items of the type referred to in clause (a) above (each a "Patent License"), including each Patent License referred to in Item B of Schedule I, to the extent permitted by any such Patent License;

Exhibit A

(c)     the right to sue third parties for past, present and future infringements of any Patent or Patent application, and for breach or enforcement of any Patent License; and

(d)     all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).

Notwithstanding the foregoing, Patent Collateral shall not include those items set forth in clauses (i) through (iii) of Section 2.1 of the Security Agreement.

SECTION 3.     Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Secured Party in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.     Waiver, etc. The Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, this Agreement and the Security Agreement and any requirement that the Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against the Grantor or any other Person (including any other grantor) or entity or any Collateral securing the Obligations, as the case may be. As provided below, this Agreement shall be governed by, and construed in accordance with, the Laws of the State of California.

SECTION 5.     Release of Liens; Termination of Agreement. Upon (a) the disposition of Patent Collateral in accordance with the Credit Agreement or (b) the occurrence of the Facility Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Patent Collateral (in the case of clause (a)) or (ii) all Patent Collateral (in the case of clause (b)), without delivery of any instrument or performance of any act by any party. Upon the occurrence of the Facility Termination Date, this Agreement and all obligations of the Grantor hereunder shall automatically terminate without delivery of any instrument or performance of any act by any party. Upon any such disposition, other permitted transaction or termination, the Secured Party will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Secured Party hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 6.     Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 7.     Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article 10 thereof.

SECTION 8.     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

Exhibit A

SECTION 9.     Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

Exhibit A

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Responsible Officer as of the date first written above.

ACCELERIZE INC., as the Grantor

By:
Name:
Title:

BEEDIE INVESTMENTS LIMITED, as the Secured Party

By:
Name:
Title:

Exhibit A

SCHEDULE I
To Patent Security Agreement

Item A.	Patents

Country	Patent No.	Issued Patents Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications In Preparation

Country	Docket No.	Expected Filing Date	Inventor(s)	Title

Item B.	Patent Licenses

Country or Territory	Patent	Licensor	Licensee	Effective Date	Expiration Date

Exhibit A

Schedule I

EXHIBIT B
to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of January 25, 2018 (this "Agreement"), is made by ACCELERIZE INC., a Delaware corporation (the "Grantor"), in favor of BEEDIE INVESTMENTS LIMITED, a corporation organized under the laws of the Province of British Columbia, Canada (together with its successor(s) thereto, the "Secured Party").

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of January 25, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Grantor and the Secured Party, the Secured Party has made commitments to extend credit to the Grantor;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of January 25, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Security Agreement");

WHEREAS, pursuant to the Credit Agreement and pursuant to Section 4.5(e) of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Secured Party a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Party, as follows:

SECTION 1.     Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2.     Grant of Security Interest. The Grantor hereby grants to the Secured Party a continuing security interest in all of the Grantor's right, title and interest throughout the world, whether now or hereafter existing or acquired by the Grantor, in and to the following (the "Trademark Collateral"):

(a)      (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and corresponding offices in other countries of the world or otherwise, and all common law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as "Trademarks"), including those Trademarks referred to in Item A of Schedule I;

Exhibit B

(b)     all Trademark licenses and other agreements for the grant by or to the Grantor of any right to use any Trademark (each a "Trademark License"), including each Trademark License referred to in Item B of Schedule I, to the extent permitted by such Trademark License;

(c)     all of the goodwill of the business connected with the use of, and symbolized by the Trademarks described in clause (a) and, to the extent applicable, clause (b);

(d)     the right to sue third parties for past, present and future infringements or dilution of the Trademarks described in clause (a) and, to the extent applicable, clause (b) or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark License; and

(e)     all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).

Notwithstanding the foregoing, Trademark Collateral shall not include those items set forth in clauses (i) through (iii) of Section 2.1 of the Security Agreement.

SECTION 3.     Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Secured Party in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.     Waiver, etc. The Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, this Agreement and the Security Agreement and any requirement that the Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against the Grantor or any other Person (including any other grantor) or entity or any Collateral securing the Obligations, as the case may be. As provided below, this Agreement shall be governed by, and construed in accordance with, the Laws of the State of California.

SECTION 5.     Release of Liens; Termination of Agreement. Upon (a) the disposition of Trademark Collateral in accordance with the Credit Agreement or (b) the occurrence of the Facility Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Trademark Collateral (in the case of clause (a)) or (ii) all Trademark Collateral (in the case of clause (b)), without delivery of any instrument or performance of any act by any party. Upon the occurrence of the Facility Termination Date, this Agreement and all obligations of the Grantor hereunder shall automatically terminate without delivery of any instrument or performance of any act by any party. Upon any such disposition or termination, the Secured Party will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Secured Party hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 6.     Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Exhibit B

SECTION 7.     Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article 10 thereof.

SECTION 8.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

SECTION 9.     Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

Exhibit B

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Responsible Officer as of the date first written above.

ACCELERIZE INC., as the Grantor

By:
Name:
Title:

BEEDIE INVESTMENTS LIMITED, as the Secured Party

By:
Name:
Title:

Exhibit B

SCHEDULE I
to Trademark Security Agreement

Item A.	Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Trademark Applications In Preparation

Country	Trademark	Docket No.	Expected Filing Date	Products/ Services

Item B.	Trademark Licenses

Country or Territory	Trademark	Licensor	Licensee	Effective Date	Expiration Date

Exhibit B

Schedule I

EXHIBIT C
to Security Agreement

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of January 25, 2018 (this "Agreement"), is made by ACCELERIZE INC., a Delaware corporation (the "Grantor"), in favor of BEEDIE INVESTMENTS LIMITED, a corporation organized under the laws of the Province of British Columbia, Canada (together with its successor(s) thereto, the "Secured Party").

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of January 25, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Grantor and the Secured Party, the Secured Party has made commitments to extend credit to the Grantor;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of January 25, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Security Agreement");

WHEREAS, pursuant to the Credit Agreement and pursuant to Section 4.5(e) of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Secured Party a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Party, as follows:

SECTION 1.     Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2.     Grant of Security Interest. The Grantor hereby grants to the Secured Party a continuing security interest in all of the Grantor's right, title and interest throughout the world, whether now or hereafter existing or acquired by the Grantor, in and to the following (the "Copyright Collateral"):

(a)     all copyrights, registered or unregistered and whether published or unpublished, now or hereafter in force including copyrights registered in the United States Copyright Office and corresponding offices in other countries of the world, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation and all extensions and renewals of the foregoing ("Copyrights"), including the Copyrights which are the subject of a registration or application referred to in Item A of Schedule I;

(b)     all express or implied Copyright licenses and other agreements for the grant by or to the Grantor of any right to use any items of the type referred to in clause (a) above (each a "Copyright License"), including each Copyright License referred to in Item B of Schedule I, to the extent permitted by such Copyright License;

Exhibit C

(c)     the right to sue for past, present and future infringements of any of the Copyrights owned by the Grantor, and for breach or enforcement of any Copyright License and all extensions and renewals of any thereof; and

(d)     all proceeds of, and rights associated with, the foregoing (including Proceeds, licenses, royalties, income, payments, claims, damages and proceeds of infringement suits).

Notwithstanding the foregoing, Copyright Collateral shall not include those items set forth in clauses (i) through (iii) of Section 2.1 of the Security Agreement.

SECTION 3.     Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Secured Party in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.     Waiver, etc. The Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, this Agreement and the Security Agreement and any requirement that the Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against the Grantor or any other Person (including any other grantor) or entity or any Collateral securing the Obligations, as the case may be. As provided below, this Agreement shall be governed by, and construed in accordance with, the Laws of the State of California.

SECTION 5.     Release of Liens; Termination of Agreement. Upon (a) the disposition of Copyright Collateral in accordance with the Credit Agreement or (b) the occurrence of the Facility Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Copyright Collateral (in the case of clause (a)) or (ii) all Copyright Collateral (in the case of clause (b)), without delivery of any instrument or performance of any act by any party. Upon the occurrence of the Facility Termination Date, this Agreement and all obligations of the Grantor hereunder shall automatically terminate without delivery of any instrument or performance of any act by any party. Upon any such disposition or termination, the Secured Party will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Secured Party hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 6.     Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 7.     Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article 10 thereof.

SECTION 8.     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

Exhibit C

SECTION 9.     Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

Exhibit C

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Responsible Officer as of the date first written above.

ACCELERIZE INC., as the Grantor

By:
Name:
Title:

BEEDIE INVESTMENTS LIMITED, as the Secured Party

By:
Name:
Title:

Exhibit C

SCHEDULE I
to Copyright Security Agreement

Item A.	Copyrights/Mask Works

Registered Copyrights/Mask Works

Country	Registration No	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

Country	Serial No	Filing Date	Author(s)	Title

Copyright/Mask Work Registration Applications In Preparation

Country	Docket No	Expected Filing Date	Author(s)	Title

Item B.	Copyright/Mask Work Licenses(including an indication of exclusive Licenses for U.S. registered Copyrights)

Country or Territory	Copyright	Licensor	Licensee	Effective Date	Expiration Date

Exhibit C

Schedule I

ANNEX I
to Security Agreement

SUPPLEMENT TO
PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of January 25, 2018(this "Supplement"), is to the Pledge and Security Agreement, dated as of January __, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Security Agreement"), among the Grantor (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) from time to time party thereto, in favor of BEEDIE INVESTMENTS LIMITED, a corporation organized under the laws of the Province of British Columbia, Canada (together with its successors and assigns, the "Secured Party").

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of January 25, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Credit Agreement") between the Grantor and the Secured Party, the Secured Party has agreed to extend credit to the Grantor;

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming the Grantor under the Security Agreement; and

WHEREAS, each of the undersigned desires to become a "Grantor" under the Security Agreement in order to induce the Secured Party to continue to make Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Secured Party, as follows.

SECTION 1.     Party to Security Agreement, etc. In accordance with the terms of the Security Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become the Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) creates and grants to the Secured Party, its successors and assigns, a security interest in all of the undersigned's right, title and interest in and to the Collateral), (b) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as the Grantor and (c) represents and warrants that the representations and warranties made by it as the Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a "Grantor" and/or "Grantors" in the Security Agreement shall be deemed to include each of the undersigned.

SECTION 2.     Representations. Each of the undersigned Grantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

SECTION 3.     Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

Annex I

SECTION 4.     Incorporation. The provisions of Sections 7.7 thru 7.12, inclusive, of the Security Agreement are incorporated into this Supplement as if fully set forth herein, mutatis mutandi; provided that (a) references to the Grantor shall be deemed to be references to the undersigned and (b) references to the Security Agreement shall be deemed to be references to this Supplement.

[Signature Page Follows]

Annex I

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Responsible Officer as of the date first written above.

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF:

BEEDIE INVESTMENTS LIMITED, as the Secured Party

By:
Name:
Title:

Annex I